SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 13, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)



           Delaware                               333-51238                            31-1707839
(State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
        incorporation)



          68 East Main Street
           Chillicothe, Ohio                             45601-0480
         (Address of principal                           (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

ITEM 5.  OTHER EVENTS.

     On June 13, 2001, Horizon PCS, Inc. issued a press release regarding enrollment of its 100,000th Sprint PCS customer. Horizon PCS hereby incorporates by reference herein the information set forth in its Press Release dated June 13, 2001, a copy of which is annexed hereto as Exhibit 99.1.

     Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, the Company's network expansion could be delayed. For further information on the risks inherent in the Company's business see "Risk Factors" in Item 5 of the Company's Form 10-Q for the first quarter.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     Not Applicable.

     (b) Pro Forma Financial Information.

     Not Applicable.

     (c) Exhibits.

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated June 13, 2001


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HORIZON PCS, INC.



Date:  June 13, 2001                By:  /s/  Peter M. Holland
                                   ----------------------------------------
                                   Peter M. Holland
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)




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